UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 5, 2016

Talen Energy Corporation (Exact name of registrant as specified in its charter)
Delaware	1-37388	47-1197305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Hamilton Street, Suite 150, Allentown, PA 18101-1179
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (888) 211-6011

Talen Energy Supply, LLC (Exact name of registrant as specified in its charter)
Delaware	1-32944	23-3074920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Hamilton Street, Suite 150, Allentown, PA 18101-1179
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (888) 211-6011
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

The information set forth in Item 2.03 below is incorporated by reference into this Item 1.01.

Section 2 - Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On August 5, 2016, Talen Energy Supply, LLC (“Talen Energy Supply”) entered into that certain Supplemental Indenture No. 15 (the “Supplemental Indenture”) to the Indenture, dated as of October 1, 2001 (as further amended and supplemented, the “Indenture”), by and among Talen Energy Supply, Talen Investment Corporation, Talen Generation, LLC, Susquehanna Nuclear, LLC, Martins Creek, LLC, Brunner Island, LLC, Pennsylvania Mines, LLC, Montour, LLC, Lower Mount Bethel Energy, LLC, Raven Power Generation Holdings, LLC, Raven Power Finance LLC, Raven Power Operating LLC, Raven Power Marketing LLC, Raven Power Fort Smallwood LLC, Raven Lot 15 LLC, Raven FS Property Holdings LLC, Fort Armistead Road - Lot 15 Landfill, LLC, H.A. Wagner LLC, Brandon Shores LLC, Jade Power Generation Holdings LLC, C/R Topaz Holdings, LLC, Topaz Power Group GP II, LLC, Topaz Power Group LP II, LLC, Barney M. Davis, LP, Laredo WLE, LP, Nueces Bay WLE, LP, Talen Energy Marketing, LLC and Topaz Power Holdings, LLC (collectively, the “Guarantors”), and The Bank of New York Mellon, as trustee (the “Trustee”), relating to Talen Energy Supply’s Senior Notes, 6.500% Series due 2025 (the “2025 Senior Notes”).
Pursuant to the Supplemental Indenture, Talen Energy Supply and the Guarantors agreed that any future release of the Guarantors from their obligations in connection with the 2025 Senior Notes would be subject to the consent to such release by the holders of 2025 Senior Notes constituting at least a majority in aggregate principal amount of 2025 Senior Notes then outstanding, other than with respect to certain customary automatic release provisions.
The description of the Supplemental Indenture above does not purport to be complete and is qualified in its entirety by reference to the complete text of the Supplemental Indenture, a copy of which is filed as Exhibit 4.1 hereto and which is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	4.1 -	Supplemental Indenture No. 15, dated as of August 5, 2016, by and among Talen Energy Supply, LLC, the guarantors thereto and the Bank of New York Mellon, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEN ENERGY CORPORATION

By:	/s/ Russell R. Clelland
Russell R. Clelland Vice President and Treasurer

TALEN ENERGY SUPPLY, LLC

By:	/s/ Russell R. Clelland
Russell R. Clelland Vice President and Treasurer

Dated:  August 8, 2016